Aspiriant Risk-Managed Global Equity Fund (the “Fund”)

A series of Aspiriant Trust

Supplement dated March 17, 2016
to the Prospectus and Statement of Additional Information dated July 1, 2015, as supplemented July 24, 2015 and October 29, 2015

This supplement updates information in the Prospectus and Statement of Additional Information (“SAI”) for the Fund and should be read in conjunction with those documents.

Effective February 1, 2016, the Fund’s investment strategy was changed to eliminate the “tail risk” hedging strategy.  Specific changes to the Prospectus are set forth below.

•	The 2nd paragraph of the section titled “Principal Investment Strategies” beginning on page 2 of the Prospectus is deleted in its entirety and replaced with the following:

For a portion of its investments, the Fund may seek to reduce the volatility of its net asset value relative to the MSCI ACWI (the “MSCI Index”) and increase its return through systematic strategies. The use of systematic strategies refers to the use of a consistent process based on Models and Data (described below) to invest in securities that have factors expected to outperform the market (e.g., an emphasis on smaller value companies than the general market). The Fund may pursue these goals by employing an options overlay strategy whereby it writes (sells) call options on a portion of its stock holdings in an effort to enhance returns with premiums received in connection with its option writing activities.

•	The 5th paragraph of the section titled “Principal Investment Strategies” beginning on page 2 of the Prospectus is deleted in its entirety.

•	The 3rd paragraph of the section titled “Principal Investment Strategies” beginning on page 8 of the Prospectus is deleted in its entirety and replaced with the following:

For a portion of its assets, the Fund seeks to reduce the volatility of its net asset value relative to the MSCI Index (a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets), and increase its return through systematic strategies (i.e., buying the currency with the highest yield and selling the currency with the lowest yield to earn the difference in interest rates), with a greater emphasis, as compared to their representation in the Universe (defined below), on companies exhibiting characteristics that have historically been associated with excess returns (i.e., valuation – companies that are less expensive than the broad market as measured by their price-to-earnings or price-to-book value ratios; capitalization – companies that have a smaller market capitalization than the broad market; and momentum – companies that have recently outperformed the broad market). The Fund defines the Universe as a market capitalization-weighted portfolio of all public companies in developed and emerging markets that have been authorized for investment by a sub-adviser. The Fund may pursue these goals, in part, by employing an options overlay strategy, including, but not limited to, writing (selling) call options on a portion of its stock holdings in an effort to enhance returns with premiums received in connection with its option writing activities. The Fund may at times write call options or buy put options on all of its stock holdings and may at other times, in certain market circumstances, have no outstanding options positions. The Fund may also write call options or put options on individual stocks. The Fund may sell the stock underlying a call option prior to purchasing back the call option (resulting in a “naked” call position).

•	The 6th and 7th paragraphs of the section titled “Principal Investment Strategies” beginning on page 8 of the Prospectus are deleted in their entirety.

In addition to the Fund’s investment strategy change, Aspiriant, LLC (the “Adviser”) has added John Allen, David Grecsek, and Marc Castellani to the Fund’s portfolio management team.   Specific changes to the Prospectus and SAI are set forth below.

•	The following paragraph is added to the sub-section “Portfolio Managers” under the section titled “Management” beginning on page 7 of the Prospectus:

John Allen, CFA, CAIA, Chief Investment Officer at the Adviser, David Grecsek, CFA, Managing Director of Investment Strategy & Research at the Adviser, and Marc Castellani, CIMA, Director of Investment Strategy & Research at the Adviser, have co-managed the Fund since October 2015.

•	The following paragraphs are added to the sub-section “Portfolio Managers” under the section titled “Management of the Fund” beginning on page 16 of the Prospectus:

John Allen, CFA, is Chief Investment Officer at the Adviser. Mr. Allen has more than twenty years of experience in the financial services industry. Prior to joining the Adviser he was a senior member of the client service team at Grantham, Mayo, Van Otterloo (“GMO”). Prior to joining GMO, Mr. Allen was Head of Investments at a large family office. He began working in the financial services industry in the investment banking department at Donaldson, Lufkin & Jenrette (“DLJ”) and business consulting practice of Stern Stewart & Company.

David Grecsek, CFA, is Managing Director of Investment Strategy & Research at the Adviser. Mr. Grecsek has more than twenty years of experience in the financial services industry. Prior to joining the Adviser, he was Head of Investment Research at Deloitte Investment Advisors. Previously, Mr. Grecsek worked in various investment research and risk management roles at Merrill Lynch & Co.

Marc Castellani, CIMA, is Director of Investment Strategy & Research at the Adviser. Mr. Castellani has more than twenty years of experience in the financial services industry. Prior to joining the Adviser, he worked at J.P. Morgan Private Bank in Los Angeles. Previously, Mr. Castellani worked in Merger and Acquisitions of J.P. Morgan and Banc of America Securities. He began his career in the financial services industry as an Associate in the corporate finance advisory practice of Stern Stewart & Company.

•	The following table is added to the sub-section “Other Accounts Managed” under the section titled “Portfolio Managers” beginning on page 17 of the SAI:

The following table provides information about other accounts managed by the Fund’s portfolio managers as of December 31, 2015.

Aspiriant, LLC	Total Accounts		Accounts With Performance-Based Fees
Portfolio Manager	Number	Assets (in Millions)	Number	Assets (in Millions)
John Allen
Registered Investment Companies	0	$1,135	0	$0
Other Pooled Investment Vehicles	4	$418	0	$0
Other Accounts	0	$0	0	$0

David Grecsek
Registered Investment Companies	0	$1,135	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Marc Castellani
Registered Investment Companies	0	$1,135	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

•	The following is added to the sub-section “Portfolio Manager Compensation” under the section titled “Portfolio Managers” beginning on page 19 of the SAI:

Aspiriant. John Allen and David Grecsek are compensated with base compensation, bonus (a percentage of base compensation), and a share purchase incentive (bonus based on percentage of profit of the Adviser divided by shareholders per capita).  Marc Castellani is compensated with a base compensation and bonus (a percentage of base compensation).

•	The following is added to the sub-section “Material Conflicts of Interest” under the section titled “Portfolio Managers” beginning on page 20 of the SAI:

Aspiriant.  While the compensation of portfolio managers is not tied to the performance of the Fund, the portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. The Adviser’s trade allocation policy is to aggregate client transactions, including the Fund’s, where possible when it is believed that such aggregation may facilitate the Adviser’s duty of best execution. Client accounts for which orders are aggregated receive the average price of such transaction. Any transaction costs incurred in the transaction are shared pro rata based on each client’s participation in the transaction. The Adviser generally allocates securities among client accounts according to each account’s pre-determined participation in the transaction. The Adviser’s policy prohibits any allocation of trades that would favor any proprietary accounts, affiliated accounts, or any particular client(s) or group of clients more over any other account(s). The Adviser prohibits late trading, frequent trading and/or market timing in the Fund and monitors trades daily to ensure this policy is not violated.

•	The following table is added to the sub-section “Ownership of Fund Shares” under the section titled “Portfolio Managers” beginning on page 21 of the SAI:

The following table shows the dollar range of each portfolio manager’s beneficial ownership of shares of the Fund as of December 31, 2015.

Name	Dollar Range of Fund Shares Owned
John Allen	$10,001 - $50,000
David Grecsek	NONE
Marc Castellani	$0 - $10,000

Please retain this supplement for future reference.

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